UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2022

Edesa Biotech, Inc.
(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	001-37619	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Spy Court Markham, ONtario, Canada L3R 5H6
(Address of Principal Executive Offices)

(289) 800-9600

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares	EDSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 18, 2022, Edesa Biotech, Inc. (the “Company”) held its 2022 annual general meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, 6,975,601 common shares, or approximately 50.1% of the outstanding common shares entitled to vote, were represented by proxy or in person. The matters voted on by shareholders at the Annual Meeting and the results of such voting are set forth below.

Proposal No. 1 – Election of the Company’s Directors

Based upon the following votes, the shareholders elected Jennifer Chao, Lorin Johnson, Sean MacDonald, Pardeep Nijhawan, Frank Oakes, Paul Pay and Carlo Sistilli to serve as members of the Company's board of directors until the annual general meeting of shareholders to be held in 2023 or until their successors are duly elected and qualified.

	For	Withhold	Broker Non-Votes
Jennifer Chao	4,289,673	240,392	2,445,536
Lorin Johnson, PhD	4,254,364	275,701	2,445,536
Sean MacDonald	4,286,644	243,421	2,445,536
Pardeep Nijhawan, MD	4,230,250	299,815	2,445,536
Frank Oakes	4,215,891	314,174	2,445,536
Paul Pay	4,253,430	276,635	2,445,536
Carlo Sistilli, CPA, CMA	4,234,070	295,995	2,445,536

Proposal No. 2 - Advisory Vote on Executive Compensation

The shareholders approved, on an advisory basis, the executive compensation of the named executive officers as disclosed in the Proxy Statement, by the following vote:

For	Against	Abstain	Broker Non-Votes
4,105,670	373,029	51,366	2,445,536

Proposal No. 3 - Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation

The shareholders voted, on an advisory basis, for “every year” on the frequency of future proposals on executive compensation as set forth below.

Every Year	Two Years	Three Years	Abstain
4,213,160	56,739	229,341	30,825

Upon consideration of the results, the Company has determined to hold future non-binding, advisory votes on executive compensation annually until the next such advisory vote on frequency or at such time as the Company’s Board of Directors otherwise determines that a different frequency for such advisory vote on executive compensation is in the best interests of the shareholders of the Company.

Proposal No. 4 - Appointment of MNP LLP as the Company’s Auditors and Independent Registered Public Accounting Firm for the Ensuing Year

Based upon the following votes, the shareholders approved the appointment of MNP LLP as the Company’s independent registered public accounting firm until the close of the 2023 annual meeting of shareholders or until a successor is appointed.

For	Withhold
6,860,304	115,297

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edesa Biotech, Inc.

Date: May 19, 2022	By:	/s/ Kathi Niffenegger
	Name:	Kathi Niffenegger
	Title:	Chief Financial Officer

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